Exhibit 99.1

UPDATE COMPANY JULY 2019

AS & WELLNESS THE LEADING BRAND, GLOBAL HEALTH OUR AND MISSION SUPPORT IS THE TO DESIRE MOTIVATE    TO LIVE WELL. 2

GNC AS A GLOBAL BRAND The current landscape: Globally, the vitamins, minerals and supplements industry is booming. With high brand awareness and unlimited potential for expansion, GNC is primed for growth. HIGH BRAND AWARENESS IN A STABLE AND GROWING MARKET THE STRENGTH OF THE GLOBAL BRAND PROVIDES A PLATFORM TO DRIVE RETAIL, ONLINE, WHOLESALE, AND INTERNATIONAL SALES LEADING U.S. BRAND AWARENESS WALMART 18% 47% 84% GNC 24% 44% 79% AMAZON.COM 16% 33% 78% CVS 6% 24% 77% WALGREENS 6% 26% 77% GROCERY STORE 3% 20% 69% TARGET 22% 70% RITE AID 10% 56% VITAMIN SHOPPE 11% 58% COSTCO 8% 47% WHOLE FOODS 6% 45% SAM’S CLUB 4% 44% VITAMIN WORLD 3% 38% LOCAL, NATURAL STORE 3% 33% VITACOST.COM 13%    TOTAL UNAIDED / AIDED BODYBUILDING.COM 12% TOTAL UNAIDED LUCKYVITAMIN.COM 10% TOP OF MIND Source: Decision Analyst Q1 ’19 GNC Brand Equity Study 3

NEW LEADERSHIP TEAM FOCUSED ON REPOSITIONING THE COMPANY TO MEET THE EVOLVING NEEDS OF OUR CUSTOMERS, ADDRESS HEADWINDS WHILE SHIFTING FROM “RETAILER” TO “GLOBAL BRAND”. STABILIZE THE 2 DIGITAL DRIVE INTERNATIONAL 1 3 4 US RETAIL BUSINESS GROWTH INNOVATION GROWTH 4

1 STABILIZING THE U.S. RETAIL BUSINESS    OPTIMIZE STORE BASE AND FOCUS ON OMNICHANNEL    IMPROVE PRICE/VALUE PERCEPTION    LEVERAGE LOYALTY PROGRAM    TRANSFORM THE IN-STORE EXPERIENCE U.S. AND CANADA SEGMENT ADJUSTED EBITDA HAS STABILIZED Q1 2019 Î” Q2 2019 Î” 2017 Î” 2018 Î” $8 $2 ($46) ($98) 5 Î”—indicates change from prior year

1 STABILIZE THE US RETAIL BUSINESS

ONGOING FOOTPRINT OPTIMIZATION TO ALIGN WITH CHANGING CONSUMER PREFERENCE FOR OMNICHANNEL EXPERIENCE

- OPTIMIZED US/CANADA STORE COUNT BY >25% TO BALANCE MIX SHIFT
- AN OMNICHANNEL CUSTOMER SPENDS 3X MORE UNDERSCORING IMPORTANCE OF ALIGNING FOOTPRINT WITH OMNICHANNEL STRATEGY

ADJUSTED EBITDA MARGINS (U.S. & CANADA SEGMENT)


7%
8.5%-9%
2018
FUTURE

- >30% sales transfer rate to existing stores driving EBITDA improvement
- ~90% of costs in the store are fixed
- Focus on digital capabilities, including e-commerce and subscriptions, creates additional sales and profits
- More than $25 million in labor and occupancy savings annually as we reduce stores and enhance digital capabilities
- Flexible lease terms minimize exit costs evidenced by 2.6 years average remaining life

ILLUSTRATIVE EXAMPLE	CLOSED STORE	NEARBY REMAINING STORE BEFORE	NEARBY REMAINING STORE AFTER
REVENUE	$250K	$400K	$475K
EBITDA	$0K	$60K	$90K
% OF REVENUE	0%	15%	19%

SMALLER FOOTPRINT BUT MORE PROFITABLE

GNC LIVE WELL

6

1 STABILIZE THE US RETAIL BUSINESS CHANGE CONSUMER PRICE/VALUE PERCEPTION IN THE MARKET    Price/quality guarantee marketing campaign launched in June 2019 becomes part of evergreen messaging going forward    Highlight price competitiveness on GNC brand products relative to PRICE/VALUE COMPARISON comparable premium value products    Combat commoditization by reinforcing AMAZON WALMART GNC quality and value of GNC products 30 SERVINGS | $16.97 100 SERVINGS | $59.64 120 SERVINGS | $49.99 $0.57 $0.66 $0.42 PER SERVING PER SERVING PER SERVING* *PROMOTIONAL PRICE RESULTS IN EVEN BETTER VALUE FOR THE CONSUMER 7

1 STABILIZE THE US RETAIL BUSINESS CUSTOMER-CENTRIC APPROACH THROUGH WELLNESS ESSENTIALS MARKETING PROGRAM    Wellness Essentials is GNC’s customer-facing terminology for four specific categories of products that can help anyone live well    It defines a global customer story with consistent marketing, merchandising, & operational standards    Rollout of Wellness Essentials began in Q2 2018 in Mexico and will be rolled out in other geographies in a phased manner    PHASE 1:    PHASE 2: PHASE 3: MULT IVI TAMINS                OMEG AS                PROBIO T IC S                PRO T EIN MEXICO CANADA UNITED STATES REST OF WORLD Q2 2018 Q3 2019 Q4 2019 8

1 STABILIZE THE US RETAIL BUSINESS

LEVERAGE 10 MILLION ACTIVE* LOYALTY MEMBERS

- Replaced traditional gold card loyalty program with <2.0M members to a 2 tier program beginning in 2017
- Loyalty program captures 80% of sales


GNC
PRO

myGNC REWARDS

myGNC Rewards: a free program in which members earn points and rewards every time they shop in store and online

myGNC PRO ACCESS

myGNC PRO Access: a paid program in which members earn exclusive access to subscription boxes, weeklong sales events, free expedited online shipping and more

- **PROs shop more often: ~6 store trips per year, PROs spend more: ~3.5 times as much per year**
- **1 million PRO customers (9% of shoppers) contribute 26% of sales**

While our loyalty members are engaged customers, their true value lies in the insights we receive from their shopping habits: who shops in store, the channels they respond to best and what motivates them to respond—offers, content, new products and sales.

The insight gained from this data enables us to personalize and improve our customers shopping experience.

* Shopped in the last 12 months

GNC LIVE WELL 9

1 STABILIZE THE US RETAIL BUSINESS TRANSFORMING THE IN-STORE EXPERIENCE GNC is testing new store designs to transform the experience from transactional to personalized and service-driven    On-site dietitians and consultants customize plans to shoppers’ goals    Smoothie bars create an inviting setting    BMI machines (InBody) encourage trial and repeat visits    An offline digital experience utilizes data-driven                customer dashboards and leverages smart devices,    virtual carts and more EARLY RESULTS    Increased traffic    Lower inventory    GNC brand product mix drives higher margins    Improved loyalty BMI machine (InBody) 10

1 STABILIZE THE US RETAIL BUSINESS SHANGHAI LAB STORE 11

2 DIGITAL GROWTH DIGITAL MEET OMNICHANNEL FIRST TO CONSUMER NEEDS 12

2 DIGITAL GROWTH DRIVEN BY:    LAUNCHING NEW DIGITAL    TRANSFORMATION TECHNOLOGY IN EARLY 2020    – Making it easier for customers to get their products    when and how they want it    TARGETING NEW CUSTOMERS    DELIVERING MORE PERSONALIZED                EXPERIENCES    BUILDING OUT DIGITAL    TEAM CAPABILITIES 13

2 DIGITAL GROWTH TOTAL 500K TOTAL    285K DEVELOPING NEW TECHNOLOGY AND OFFERINGS THAT WILL TRANSFORM HOW CUSTOMERS ADAS SUBSCRIPTIONS OVER TIME SHOP GNC    STORE    TOTAL TOTAL 200K Creating an easy omnichannel experience 65K    30K for our customers is a priority. STORE    STORE 30K    0    WEB WEB WEB CURRENTLY GNC OFFERS THE 30K 35K 85K FOLLOWING SERVICES THAT RIVAL 2017 2018 Current 2020 THE COMPETITION: AUTO-DELIVER & SAVE (”ADAS”)    We offer this subscription service to customers shopping in ADAS is less than 2_ of transactions, store and online. Customers who enroll in ADAS save 10_ on but is projected to grow to 3.5_ of recurring subscriptions and receive free shipping. transactions in 2020.    Drives higher than average EBITDA margin GNC DELIVERS    Customers shopping in brick-and-mortar locations can purchase any of the thousands of additional products we offer on GNC.com and get them shipped for free to their homes. GNC Delivers will relaunch in 2020 with omnichannel capabilities, Weekly subscription including Buy Online and Pick Up In Store. demand is up over    50_ from Q1    14

2 DIGITAL GROWTH PLANS TO FURTHER EVOLVE THE OMNICHANNEL CUSTOMER EXPERIENCE IN 2020 BUY ONLINE PICKUP IN STORE    Real time inventory visibility for the customer    Creates consumer connections SHIP FROM STORE FULFILLMENT    Hub existing locations inventory service customer demand with 70% OF SITE TRAFFIC ENHANCED CUSTOMER SERVICE IS MOBILE    Centralized customer service, expanded chat and social listening, opinion labs and review systems    REFINED WEB DESIGN MOBILE POS CAPABILITIES TO BE MOBILE FOCUSED    Mobile POS capabilities bring the experience to the consumer wherever they are: – Marathons – Schools – Health fairs, etc.    15

2 DIGITAL GROWTH EXPANSION INTO DIGITAL CHANNELS INCREASES CUSTOMER ENGAGEMENT DIRECT MAIL EMAIL MOBILE PUSH E-RECEIPT / RECEIPT NATIVE WALLET DIGITAL MEDIA TEXT OFFERS OFFERS (Q2 2019) (Q2 2019) (Q2 2019) (Q3 2019) (Q3 2019) 16

2 DIGITAL GROWTH INCREMENTAL REVENUE OPPORTUNITY FROM E- COMMERCE WILL DRIVING DELIVER TO A ~ 15% $160 E-COMMERCE MILLION IN REVENUE PENETRATION GROWTH POTENTIAL E- COMM PENETRATION 15% 1 Our intermediate term goal is to increase e-comm sales to 15% 1    ~$160M PROFITABLE GROWTH 8% INCREASE E-comm and brick-and-mortar sales drive similar operating margins    20182 FUTURE 1 15% Industry Average taken from Bond Capital: Internet Trends 2019 Mary Meeker Presentation; Industry average penetration calculated    by dividing e-commerce sales by “Core” retail sales (excluding food services, motor vehicles/auto parts, gas stations & fuel) 2 U.S. and Canada segment E-commerce penetration 17

3 DRIVE INNOVATION We are moving from being a specialty retailer to a GLOBAL BRAND REFOCUS ON BUILDING THE BRAND THROUGH TALENT ACQUISITION AND ORG DESIGN, INCREASED ACCOUNTABILITY, CROSS-CHANNEL BRAND MANAGEMENT AND MARKETING SUPPORT 18

3 DRIVE INNOVATION INNOVATION IN PRODUCTS AND    Leverage the brand and product SERVICES DRIVES LOYALTY AND portfolio more effectively DIFFERENTIATES GNC    Ensure customer driven GNC and third party innovation—both RECENT REFOCUS ON BUILDING products and services THE BRAND TO CREATE MORE    Bring the GNC brand closer OPPORTUNITIES FOR CONSUMERS to new customers through TO LIVE WELL partnership opportunities % OF 60% EVERY 100 BPS DRIVES $1-$3    MILLION INCREMENTAL PROFITABILITY SYSTEM-WIDE 54% 57% 57% 53% GNC BRAND 52% 55%    54% RETAIL PRODUCT 50% 50% 53% 9% THIRD PARTY EXCLUSIVE 52% 52% 52%    50% SALES¹ 50% 50% 62% OF SALES ARE 48% 48% 48% 48% EXCLUSIVE TO GNC 46% 46% 47% GNC-BRANDED 45%    43% 43% 3RD PARTY 40%    2015 2016 Q1’17 Q2’17 Q3’17 Q4’17 Q1’18 Q2’18 Q3’18 Q4’18 Q1’19 Q2’19 Source: Company filings and management ¹ Includes U.S. company-onwed and franchise stores, GNC.com and wholesale partners    19

3 DRIVE INNOVATION    _ OF SALES FROM NEW 29%    & REFORMULATED PRODUCTS RENEWED FOCUS ON GNC’S 25% HERITAGE OF PRODUCT INNOVATIONS 12%    10% RECENT PRODUCT INNOVATIONS, REFORMULATIONS AND REBRANDING    2015 2016 2017 2018 GNC AMP® Beyond Raw® Total Lean® BodyDynamix™ BRAND RELAUNCH BRAND RELAUNCH BRAND RELAUNCH NEW BRAND LAUNCH AMP Brand and Wheybolic™ Beyond Raw is the #1 selling GNC’s top brand of meal Slimvance is an innovative, February 2018 relaunch has Performance Brand at GNC replacement shakes, bars, stimulant-free weight loss reinvigorated product line and Full brand relaunch inclusive of and related products supplement resulted in positive growth new packaging and flavors Planned 2019 relaunch of full Has driven new customer Relaunch encompassed 12 new Total Lean portfolio, including acquisition and improved products and re-formulated or co-marketing with Slimvance weight management enhanced 35 other products supplements market share    Drove 730 bps improvement    in category gross margin $135 million in sales 1 $135 million in sales 1 $80 million in sales 1 $60 million sales 1 1 Last 12 Months through Q2 2019 20

3 DRIVE INNOVATION

EMERGING GNC PRODUCT INNOVATIONS


earth
SuperFoods Supreme

EARTH GENIUS®

NEW BRAND LAUNCH

GNC Earth Genius was created as a more natural, wholesome alternative for the mainstream customer.

It has increased GNC private brand share in the Herbs & Greens category, brought in new customers and helped defend against current customers looking elsewhere for more natural supplement alternatives.

Since Earth Genius launched, Herbs & Greens category comps have increased 440 BPS from -0.7% to +3.7%


TAMAFLEX
FAST ACTING
5 DAYS

TAMAFLEX®

NEW PRODUCT LAUNCH

TamaFlex Fast Acting is a powerful botanical blend for clinically proven joint support that can be felt in as little as 5 days. TamaFlex brings innovation to the joint market, which has not seen ingredient newness over the last decade.

TamaFlex sales have grown at an average of 17% month over month since launch in September 2018

MYOTOR®

NEW INGREDIENT LAUNCH

MyoTor is newly patented and clinically shown to increase upper and lower body strength while improving athletic performance. By bringing MyoTor to market with exclusive rights, its Quad-Anabolic Targeting and ability to improve the maximum number of reps during exercise are key to remaining an innovative leader.

Launching late 2019


MAD PONY

MAD PONY®

NEW BRAND LAUNCH

Mad Pony was created as a new, Gen Z and Millenial-focused lifestyle brand featuring a line of on-the-go energy products designed to deliver caffeine along with additional nutritional benefits.

As of Fall 2019, Mad Pony will be brought to market as a carbonated energy drink, with plans to expand the line into other unique products

GNC LIVE WELL
21

3 DRIVE INNOVATION

INNOVATION, 3RD PARTY EXCLUSIVE


GHOST

GHOST®

EDGY LIFESTYLE FOCUSED EXCLUSIVE BRAND

One of the fastest growing brands at GNC

The first partner to introduce co-branded licensed products into the world of performance supplements with brands such as Chips Ahoy!®, Sour Patch® Kids®, Sonic®, and Welch's®



ALANI NU

FEMALE-FOCUSED EXCLUSIVE BRAND

In March 2019 we became the official seller of Alani Nu on Amazon.com and the exclusive brick-and-mortar destination for products.

This innovative,female-focused brand relies on unique flavors and social media influencers to promote their wellness and performance products.

96% of Alani Nu customers are women, 45% new to GNC


NUGENIX

NUGENIX®

HARDCORE MALE WELLNESS EXCLUSIVE BRAND

Nugenix is one of the most visible male performance and wellness brands, with a strong presence on television and endorsements from well-known former pro athletes, including Bo Jackson and Frank Thomas.

Focusing on men over 40, Nugenix formulates men's supplements with powerful, clinically proven ingredients to support healthy testosterone levels and more.

GNC LIVE WELL 22

3 DRIVE INNOVATION INNOVATION PERSONALIZATION, AND GNC4U GNC4U PROVIDES PERSONALIZED, EXPERTLY CURATED, DAILY VITAMIN PACKS, BASED ON PEOPLE’S BODIES AND LIFESTYLE TO YOUR DOOR    Personalized subscription    Superior quality vitamins compared to other brands    Expanding marketing later summer 2019 23

3 DRIVE INNOVATION LARGE OPPORTUNITY TO INCREASE EXISTING BUILDING NEW STRATEGIC PARTNERSHIPS TO HUDSON NEWS ALBERTSON’S BRING GNC BRAND CLOSER TO THE CONSUMER 2019 PILOTS TOTAL    END OF POTENTIAL Q3 ‘19 LOCATIONS DICK’S SPORTING GOODS 77 565 HUDSON NEWS 360 950 ALBERTSON’S 35 2000+    DICK’S SPORTING GOODS 24

4 INTERNATIONAL GROWTH INTERNATIONAL IS ON THE RISE DEMAND AND WE’RE READY TO MEET IT 25

4 INTERNATIONAL GROWTH

SIGNIFICANT WHITE SPACE EXISTS DESPITE GNC'S PRESENCE IN APPROXIMATELY 50 COUNTRIES

GROWTH DRIVEN BY STRATEGIC INITIATIVES INCLUDING:

- **Product Innovation:** Continuous innovation with international and global brand launches tailored to local needs
  - Mom, Baby & Kids (MBK),
  - Endurance
  - Beauty
- **E-Commerce:** Partner with local leading e-commerce platforms to build GNC online presence (e.g., Amazon, Zalando, JD, Tmall etc.)
- **Leverage Strategic Partnerships:** Provide additional business model options to extend the brand in international markets, with GNC team providing support
- **Localization:** Design products within global brand architecture that are locally made (e.g., Europe, India, Mexico, South Africa) and products and branding well-suited for region-specific distribution (e.g. Olive Young in South Korea)

$138BN GLOBAL SUPPLEMENT MARKET REPRESENTS ENORMOUS INTERNATIONAL OPPORTUNITY

		SUPPLEMENT MARKET ($ IN BN, 2018)	2018 - 2023E CAGR (%)
	NORTH AMERICA[1]	$ 46BN	4.9%
ACTIVELY TARGETING	CHINA	$ 25BN	9.1%
ACTIVELY TARGETING	EUROPE	$ 22BN	5.9%
ACTIVELY TARGETING	JAPAN	$ 12BN	1.8%
ACTIVELY TARGETING	LATIN AMERICA	$ 7BN	8.2%
	OTHER APAC (EX. CHINA / JAPAN)	$ 23BN	6.5%
	MIDDLE EAST & AFRICA	$ 2BN	10.5%
	TOTAL	$ 138BN	6.2%

[1] Includes supplement market in the U.S. of ~$44bn, Canada of ~$2bn as of 2018

GNC LIVE WELL

26

4 INTERNATIONAL GROWTH

COMPANY SEES PATH TO $1 BILLION IN RETAIL SALES OVER THE INTERMEDIATE TERM

NEAR-TERM PARTNERSHIP OPPORTUNITIES

AUSTRALIA



- PARTNERSHIP WITH LEADING CONSUMER HEALTH PRODUCTS COMPANY
- **$3.5BN HEALTH AND WELLNESS MARKET (6TH LARGEST)**

BRAZIL



- LARGEST SINGLE "WHITE SPACE" OPPORTUNITY IN LATIN AMERICA
- **$3.1BN HEALTH AND WELLNESS MARKET (8TH LARGEST)**

JAPAN



- SIGNED LOCAL PARTNERSHIP TO DEVELOP GNC BRAND
- **$12.3BN HEALTH AND WELLNESS MARKET (3RD LARGEST)**

WHITE SPACE IN WESTERN EUROPE

WESTERN EUROPE



- GNC CURRENTLY HAS NO FRANCHISE OR CORPORATE PRESENCE IN WESTERN EUROPE OUTSIDE OF IRELAND
- TARGETING ENTRY INTO SELECT COUNTRIES THROUGH GNC-MANAGED AMAZON MARKETPLACES BY EARLY 2020
- POTENTIAL STRATEGIC PARTNERSHIPS TO EXPAND PHYSICAL DISTRIBUTION VIA PHARMACY, GROCERY, AND CONVENIENCE

GROWTH WITHIN EXISTING PORTFOLIO

INDIA



- FASTEST GROWING E-COMMERCE MARKET GLOBALLY (~50% P.A.)
- **20%+ COMPARABLE GROWTH IN EACH OF LAST 2 YEARS**

PHILIPPINES



- TRANSITIONED TO NEW FRANCHISE PARTNER IN 2018
- **HAS DRIVEN IMMEDIATE TURNAROUND TO DOUBLE-DIGIT COMPARABLE GROWTH**

MEXICO



- STRONG RELATIONSHIP WITH LOCAL PARTNER (~30 YEARS)
- NEW LOCAL LOYALTY PROGRAM ("MIVIT") HAS RAPIDLY GROWN TO 240K+ MEMBERS
- **TARGETING MID-SINGLE DIGIT COMPARABLE GROWTH ON SIGNIFICANT REVENUE**

CHINA JOINT VENTURE

CHINA



- LAUNCHED JOINT VENTURE WITH HARBIN PHARMACEUTICALS IN Q1 '19
- SEE PAGES 29-31

GNC LIVE WELL

27

STRATEGIC PARTNERSHIP STRATEGIC PARTNERING WITH HARBIN AND IVC WILL ENABLE US TO FURTHER EXPAND AS A PARTNERSHIP GLOBAL BRAND 28

STRATEGIC PARTNERSHIP STRATEGIC PARTNERSHIP: HARBIN On 2/13/18, GNC and Harbin announced that they reached an agreement regarding a strategic partnership    Harbin invested $300 million in GNC in the form of convertible preferred shares    Final tranche of investment was received in Q1 2019 JOINT VENTURE BENEFITS Harbin will provide JV with access to its leading pharmaceutical distribution network in China as well as expertise in operations and manufacturing, which will serve as critical resources as we expand our reach in China. Entry to $25 billion Leverage Harbin’s Robust distribution Best- uring supplement market “Blue Hat” registrations network with nationwide ca n’s and regulatory expertise retail pharmacy coverage 29

STRATEGIC PARTNERSHIP

GNC CHINA STRATEGY- SUBSTANTIAL UNTAPPED OPPORTUNITY

PROJECTED CHINA JV RETAIL SALES BY 2021: ~$300 MILLION

#2 MARKET GLOBALLY AFTER U.S.

($, BILLIONS)



$15
~11% CAGR
$25
9% CAGR
$39
$4
2013
2018
2023E

CHINA HEALTH AND WELLNESS MARKET SALES GROWTH[1]

($, BILLIONS)

	2013 - 18E CAGR (%)	2018 - 23E CAGR (%)
TOTAL	10.6	9.1
SPORTS NUTRITION[2]	39.6	24.1
WEIGHT MANAGEMENT[3]	11.8	14.6
DIETARY SUPPLEMENTS[4]	10.3	8.3

PROVEN BRAND STRENGTH

52% BRAND AWARENESS

- GNC already has strong brand recognition in China despite modest market share position
- **Top-5 consumer awareness among health supplement brands in China**
- Local brand research shows GNC is perceived as a professional brand offering a broad range of effective health food products

Source: Euromonitor, Credit Suisse Global Wealth Report 2017, Chinese National Bureau of Statistics, L.E.K. Consulting
[1] Sales value is calculated using retail sale price (RSP), Market size is based on Euromonitor data
[2] Sports nutrition includes sports protein bars, sports protein powder and sports non-protein products
[3] Weight management includes meal replacement, slimming teas, weight loss supplements, and supplement nutrition drinks
[4] Dietary supplements includes herbal/traditional supplements, non-herbal supplements and combination supplements; 5 Share of RSP value

GNC LIVE WELL 30

STRATEGIC PARTNERSHIP

DISCIPLINED CHINA GROWTH PLAN TO TAP MULTIPLE CHANNELS

CROSS-BORDER ONLINE

CHANNEL VALUE PROPOSITION

- Expanding channel with expected growth rate of 30% p.a., driven by young consumers and encouraging policies
- Ability to sell full universe of GNC products without domestic Chinese regulatory constraints

CHANNEL STRATEGY

- Offer extensive product range as key differentiator vs. competitors, while avoiding cannibalization with differentiated mix from domestic channels
- Drive awareness of brand's imported, premium positioning

DOMESTIC ONLINE

CHANNEL VALUE PROPOSITION

- Expected to grow ~20% p.a. through 2023, driven by diverse product options and heavy platform promotion
- Offers value for money and convenience to consumers

CHANNEL STRATEGY

- Continue to drive sales through 5 existing stores (including GNC China website, Tmall, JD, Amazon)
- Launch 4 additional storefronts on major domestic e-commerce platforms by 2023
- Invest in promotion on platform and other digital venues to increase storefront traffic

RETAIL PHARMACIES

CHANNEL VALUE PROPOSITION

- Mature market viewed as most credible source of efficacious health food products by consumers
- Introduces brand to new customers in geographies and age groups with less e-commerce penetration

CHANNEL STRATEGY

- Leverage Harbin's distribution network and build relationships with independent distributors to reach 42-60K retail pharmacies
- Harbin's Blue Hat registration portfolio provides avenue for GNC-branded product to enter channel, avoiding significant barrier to entry
- In-store displays, promotion, and education drive brand awareness

STANDALONE STORES

CHANNEL VALUE PROPOSITION

- Offers opportunity to establish brand image and enhance customer relationship
- Despite thin margin, remains an essential brand building venue with appropriately modest scale

CHANNEL STRATEGY

- Open select additional flagship stores in Tier 1 cities (in addition to 5 currently)
- Focus on premium, in-store experience with knowledgeable sales representatives to build brand image

"ASSET-LIGHT" MODEL FOCUSED ON DRIVING BRAND AWARENESS AND PRODUCT AVAILABILITY ACROSS E-COMMERCE AND PHARMACY CHANNELS

GNC LIVE WELL 31

STRATEGIC PARTNERSHIP

STRATEGIC PARTNERSHIP: IVC/NUTRA

TRANSACTION OVERVIEW

STRATEGIC BENEFITS

GNC will leverage International Vitamin Corporation's (IVC's) robust processes, stable supply of low cost raw materials and buying power generate meaningful efficiencies

IVC's global manufacturing expertise will deliver unmatched quality and speed to market at the most competitive costs

Long-term contract manufacturing agreement ensures no disruption to flow of product to GNC

GNC will continue to control product development with in-house R&D and QA teams

THE SALE OF NUTRA GENERATED UPFRONT PROCEEDS OF $101M—SUBSEQUENT PAYMENTS OF $75M OVER FOUR YEARS, SUBJECT TO PERFORMANCE BENCHMARKS

AVOIDED ~$30M OF CAPEX

IVC OWNS 57% OF THE JOINT VENTURE, WITH GNC OWNING THE REMAINING 43%

ESTIMATED YEAR 1 NET EBITDA IMPACT ADJUSTED FOR EQUITY INCOME: ($12) MILLION


GNC
LIVE WELL

Allows GNC to focus on core strengths



Maintains highest quality of manufacturing



Meaningful efficiencies and cost savings



No disruption to business or products

GNC LIVE WELL
32

STRATEGIC PARTNERSHIP STRATEGIC PARTNERSHIP: NUTRA NUTRA FINANCIAL IMPACT TRANSACTION TERMS & SUPPLY AGREEMENT Upfront proceeds of $101 million    Subsequent payments of $75 million due annually over four years, subject to performance benchmarks The transaction is facilitated by a new joint venture owned by GNC and IVC    IVC currently owns 57_ of the JV, with GNC owning the remaining 43_    Ownership will shift to IVC with each subsequent payment until IVC owns 100_ of the JV The JV will pay quarterly dividends to GNC and IVC in proportion to their respective ownership FINANCIAL IMPACT TO GNC Initial loss of EBITDA from sale of Nutra estimated at $25-30 million annually However, this loss will be partially offset by:    Equity income from the JV    Initially 43_ of Nutra earnings / excess cash flow, stepping down with GNC ownership    Potentially lower procurement costs driven by cost savings IVC is able to extract due to larger scale, purchasing power, and manufacturing expertise    Avoidance of significant capital expenditures required to operate the manufacturing facility going forward (estimated to be at least $30 million over the next 2-3 years) 33

PROGRESS MADE ON CAPITAL STRUCTURE REDUCED DEBT BY 40% IN 6 QUARTERS DEBT $1.5B TO <$900M SINCE Q4 2017    Total leverage ratio improved by 150_ from >5X to ~3.5X    Company will maintain ongoing focus on deleveraging 34

PROGRESS MADE ON CAPITAL STRUCTURE

STRATEGIC TRANSACTIONS HAVE HELPED STRENGTHEN GNC'S BALANCE SHEET


($ TOTAL DEBT)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Company exchanged $98.9 million in aggregate principal amount of the Notes for 14.6 million newly issued shares of the Company's Class A common equity
Company receives first installment of Harbin's Preferred Equity Investment ($100 million of $300 million in total gross proceeds)
Company receives final $150 million Harbin installment
GNC has reduced funded debt by over $500 million since Q4 '17
$1,467
$288
$1,131
$48
($99)
($48)
The Company entered into an amendment to its Credit Facility resulting in:
• Extension of maturity for $704.3 million of the term loan to March 2021
• New $100 million Asset Based Lending Facility
• New $275 million FILO Term Loan
$1,320
$189
$275
$152
$704
($100)
($50)
Company receives second $50 million Harbin installment
($125)
($85)
Company enters into IVC JV for upfront gross proceeds of $100 million
($47)
($30)
$882
$159
$275
$448
Q3 '17 Ending Capitalization
Dec '17 Equitization
RCF Paydown
Feb '18 A&E Pro Forma
Nov '18 Harbin Tranche 1
Jan '19 Harbin Tranche 2
Feb '19 Harbin Tranche 3
Mar '19 Nutra Sale
Other TL Paydown
Q2 '19 Debt Paydown
Current Capitalization
REVOLVING FACILITY
TERM LOAN B-1
TERM LOAN B-2
FILO TERM LOAN
CONVERTIBLE NOTES

Note: Current Capitalization refers to 3/31/19 outstanding debt balances pro forma subsequent $10mm ECF paydown.

35

OVERVIEW FINANCIAL 36

FINANCIAL OVERVIEW CONTINUED FOCUS ON DELEVERAGING AND IMPROVING EBITDA FTI engaged to assess and help implement cost savings, with a conservative ~$50 million estimated savings over the next 18 months Various other intitiatives in place to improve EBITDA and free cash flow generation FOCUS ON STORE OPTIMIZATION AND COST SAVINGS INITIATIVES GENERATE HIGHER QUALITY REVENUE RESULTING IN IMPROVED PROFITABLITY 37

FINANCIAL OVERVIEW

IDENTIFIED COST SAVINGS

KEY FOCUS AREAS: EXPECTED COST SAVINGS DETAIL

AS OF 2Q '19, COMPANY IS TRACKING ON OR AHEAD OF BUDGET ACROSS COST SAVINGS INITIATIVES. TWO THIRDS OF 2019 SAVINGS ALREADY REALIZED.

	SELECTED INITIATIVES	FY2019 SAVINGS	FY2020 SAVINGS
Product Related	COMPETITIVE BIDDING AND/OR VALUE ENGINEERING OF BULK, FORMULATIONS, AND PACKAGING SIMPLIFY PRODUCT PACKAGING E.G., ELIMINATE BOXES AND SHRINK WRAP, REDUCE WEIGHT	$1.5MM	$12MM
Distribution & Transportation	CONDUCT NETWORK REVIEW TO REDUCE SHIPPING COSTS, INCLUDING REDUCTION IN SPECIAL ORDER SHIPMENTS, INBOUND CONSOLIDATION, AND OUTBOUND DELIVERY CADENCE DISTRIBUTION CENTER PRODUCTIVITY AND E-COMMERCE FULFILLMENT OPPORTUNITIES	$3MM	$6MM
Occupancy	REVIEW AND OPTIMIZE LEASES, INCLUDE BASE RENT RENEGOTIATIONS CONDUCT CAM AUDITS	$9MM	$10MM
Salaries & Benefits	RE-ALIGN ORGANIZATION TO NEW FOCUS AREAS FIELD LABOR HOURS SCHEDULING OPTIMIZATION (ADDITIVE TO STORE OPTIMIZATION)	$8MM	$11MM
Marketing	REDUCE SPEND ON LOWER-IMPACT CHANNELS (E.G., TRADITIONAL ADVERTISING, UNPRODUCTIVE CAMPAIGN EVENTS, IN-STORE MARKETING, AGENCY FEES) REDIRECT TO HIGHER ROI DIGITAL ADVERTISING, SOCIAL, AND CRM	$4.5MM	$6MM
Other SG&A	REDUCE CONSULTING, IT, PROFESSIONAL, AND TRAVEL-RELATED SPEND	$3MM	$5MM
Total		$29MM	$50MM

GNC LIVE WELL

38

FINANCIAL OVERVIEW GNC’S ONGOING OPERATIONAL INITIATIVES, WHICH ARE ALREADY UNDERWAY, WILL PRODUCE SUBSTANTIAL BENEFITS OVER THE NEXT THREE YEARS ($ IN MILLIONS) 2018 NET LOSS ($15) 2018 BANK ADJUSTED EBITDA $224 PLUS: CHINA JOINT VENTURE (NET) ($3) SEE PP. 29-31 INCOME TAX BENEFIT ($10)    IVC MANUFACTURING JOINT VENTURE (NET) ($16) SEE PP. 32-33 INTEREST EXPENSE $122    COST SAVINGS $50 SEE PP. 38 DEPRECIATION AND AMORTIZATION $47    STORE PORTFOLIO OPTIMIZATION $20 SEE PP. 6 LONG -LIVED ASSET IMPAIRMENTS $38    ADJUSTMENT THAT REFLECTS THE INVESTMENT ($20) SEE SENSITIVITY BELOW UNUSUAL OR NON-RECURRING $20 OF COST SAVINGS AND POTENTIAL HEADWINDS EXPENSES/LOSSES    2018 PRO -FORMA ADJUSTED EBITDA ~$255 NON- CASH COMPENSATION AND OTHER $7 NON- CASH CHARGES EXPENSES FOR RESTRUCTURING, CLOSING $5 IN ADDITION VARIOUS OTHER ITEMS WITH GROWTH POTENTIAL: STORES, RELOCATION, SEVERANCE, INTEGRATION, TRANSITION INTERNATIONAL SEE PP. 25-27 ONE-TIME START UP COSTS, NEW VENTURES, $10 E- COMMERCE SEE PP. 12-17 STRATEGIC INITIATIVES, ETC .    WHOLESALE STRATEGIC PARTNERSHIPS SEE PP. 24 2018 BANK ADJUSTED EBITDA $224    COMP SALES SENSITIVITY    100 BPS COMP CHANGE IMPACTS REVENUE BY $10 -$12 MILLION    AND EBITDA BY $4-$6 MILLION    39

FINANCIAL OVERVIEW

CAPITALIZATION

($ IN MILLIONS)

CCR: B3/CCC+	30-JUNE-19 ($MM)	ADJ. EBITDA, X	PRICING	ANNUAL INTEREST EXPENSE	MATURITY	TRANCHE RATINGS
CASH & CASH EQUIVALENTS	$96					
$100MM ABL REVOLVER[1]	$-	-	L + 150	$0	AUG-22	NR/NR
FILO TERM LOAN[1]	275	1.1	L + 700	27	DEC-22	Ba3/B
TRANCHE B-2 TERM LOAN[1]	448	1.8	L + 875	50	MAR-21	B3/B-
TOTAL SECURED DEBT	$723	2.8				
NET SECURED DEBT	627	2.5				
CONVERTIBLE NOTES	159	0.6	1.500%	2	AUG-20	NR/NR
TOTAL DEBT	$882	3.5		$79		
NET DEBT	786	3.1				
CONVERTIBLE PREFERRED STOCK[2]	$300		PIK AT 6.5%			

PRO FORMA ADJUSTED EBITDA	$255

SEE PAGE 39 FOR BRIDGE

LIQUIDITY ANALYSIS	
($MM)	
CASH & CASH EQUIVALENTS	$96
(+) ABL BORROWING BASE CAPACITY[4]	81
(-) ABL DRAWN	-
(-) LETTERS OF CREDIT OUTSTANDING[3]	(6)
TOTAL LIQUIDITY	$171

BORROWING BASE COLLATERAL[3,4]	($MM)
DOMESTIC FINISHED GOODS INVENTORY	$274
CANADIAN FINISHED GOODS INVENTORY	16
CREDIT/DEBIT CARD RECEIVABLES	3
WHOLESALE RECEIVABLES	9
DOMESTIC FRANCHISE RECEIVABLES	29
FOREIGN FRANCHISE RECEIVABLES	17
TOTAL BORROWING BASE COLLATERAL	$348
AVAILABILITY RESERVES	(7)
TOTAL BORROWING BASE COLLATERAL	$341

[1] Subject to May 2020 springing maturity if Convertible Notes balance is in excess of $50 million
[2] Harbin pharmaceutical with $5.35 conversion price
[3] As of 6/30/2019
[4] As reduced by applicable ABL advance rates

GNC LIVE WELL

40

FINANCIAL OVERVIEW HISTORICAL FINANCIAL PERFORMANCE ($ IN MILLIONS) REVENUE AND SAME STORE SALES GROWTH ($MM) ADJUSTED EBITDA2 AND MARGIN ($MM)    Revenue Growth EBITDA Margin    SSS Growth1 $492 $2,683 $2,570 $2,481 $2,354 $2,311 $404    $274 $224 $229 2015 2016 2017 2018 2Q19 LTM 2015 2016 2017 2018 2Q19 LTM 1.1_ (4.2)_ (3.5)_ (5.1)_ (5.0)_ 18.3_ 15.7_ 11.0_ 9.5_ 9.9_ (1.2)_ (6.3)_ (0.2)_ (0.6)_ (2.3)_ LEVERAGED FREE CASH FLOW3 ($MM) CAPEX ($MM) $309 $60    $149 $188 $46    $32    $77 $95 $ 19 $17 2015 2016 2017 2018 2Q19 LTM 2015 2016 2017 2018 2Q19 LTM Source: Company filings Note: FY 2015 results not adjusted for revised revenue recognition 1 SSS growth reflects domestic retail and GNC.com SSS performance. Figures based on product sales only 41 2 As defined per credit agreement. 3 Operating cash flows less capital expenditures.

GNC IS By addressing the aforementioned challenges head-on, we are confident PRIMED that GNC’s high brand recognition in an industry that is growing year over FOR year, combined with recent strategic partnerships and debt reduction, set us on a path for domestic and GROWTH global growth. 42

APPENDIX STORE BASED PORTFOLIO ON A ROBUST, OPTIMIZATION COMPREHENSIVE REVIEW OF OUR STORE PORTFOLIO PLAN TO CLOSE 700-900 UNDER-PERFORMING STORES OVER THE NEXT 2-3 YEARS PORTFOLIO OPTIMIZATION REVIEW 1. Quantitative Approach— Decision tree categorization based on    sales, occupancy _ of sales, and EBITDA 2. Store by store market review— Cross functional approach involving Field,    Real Estate, Store Operations, Finance    and Marketing— Examined each store with expected sales    transfer and quantitative view of outlook    on location and impact to market ONGOING CROSS FUNCTIONAL MANAGEMENT 1. Sales transfer 2. Eï¬ƒcient and strategic inventory sell down 3. Ensure GNC is keeping best employees 43

APPENDIX RECONCILIATION TO BANK ADJUSTED EBITDA    2015 2016 2017 2018 LTM Q2 2019 2018 NET INCOME (LOSS) $225 ($281) ($161) ($15) ($20) PLUS1: INCOME TAX EXPENSE (BENEFIT) $123 $57 ($156) ($10) $1 INTEREST EXPENSE $47 $51 $54 $122 $125 DEPRECIATION AND AMORTIZATION $57 $60 $56 $47 $42 LONG -LIVED ASSET IMPAIRMENTS $0 $477 $458 $38 $38 UNUSUAL OR NON-RECURRING $34 $11 $7 $20 $24 EXPENSES/LOSSES NON- CASH COMPENSATION AND OTHER $6 $15 $8 $7 $6 NON- CASH CHARGES EXPENSES FOR RESTRUCTURING, CLOSING $0 $3 $5 $5 $3 STORES, RELOCATION, SEVERANCE, INTEGRATION, TRANSITION ONE-TIME START UP COSTS, NEW VENTURES, $0 $11 $3 $10 $10 STRATEGIC INITIATIVES, ETC . BANK ADJUSTED EBITDA $492 $404 $274 $224 $229 1 Adjustments as permitted by credit agreement. 44